Exhibit 10.1

SUPPLEMENT NO. 1

TO

SECURITIES PURCHASE AGREEMENT

This Supplement No. 1 to Securities Purchase Agreement (this “Supplement”), dated as of May 5, 2026, is entered into by and between TOP Financial Group Limited, an exempted company incorporated under the laws of the Cayman Islands, with headquarters located at 101 Cecil Street, #13-05 Tong Eng Building, Singapore 069533 (the “Company”), and each of the investors identified on the signature pages hereto (each a “Buyer” and collectively the “Buyers”).

RECITALS

WHEREAS, the Company and the Buyers are parties to that certain Securities Purchase Agreement, dated as of March 25, 2026 (the “Agreement”), pursuant to which the Company agreed to issue and sell to the Buyers, and the Buyers agreed to purchase from the Company, units of the Company (the “Units”), with each Unit consisting of one (1) Class A ordinary share of par value US$0.001 per share of the Company (the “Class A Ordinary Shares”) and two (2) warrants, each to purchase one Class A Ordinary Share (the “Warrants”);

WHEREAS, pursuant to Section 10(d) of the Agreement, any provision of the Agreement may be amended by an instrument in writing signed by the Company and Buyers which purchased at least 67% in interest of the Securities based on the initial Subscription Amounts thereunder;

WHEREAS, the Company and the Buyers desire to supplement the Agreement to provide that, in the event the Company effects a forward stock split, reverse stock split or share consolidation of its Class A Ordinary Shares prior to a Closing (as defined in the Agreement) with respect to any Buyer, the number of Class A Ordinary Shares, the number of Warrants and the exercise price of each Warrant comprising the Units to be purchased by such Buyer at such Closing shall be proportionally adjusted to reflect such stock split, while the aggregate Subscription Amount payable by such Buyer shall remain unchanged;

WHEREAS, pursuant to Section 2(b) of the Agreement, the final Closing shall occur within two (2) months of the date of the Agreement, and the Company and the Buyers desire to extend such deadline to sixty (60) days from the date of this Supplement; and

WHEREAS, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1. Stock Split Adjustment. In the event that the Company effects a forward stock split, reverse stock split or share consolidation of its Class A Ordinary Shares at any time after the date of the Agreement and prior to a Closing with respect to any Buyer whose purchase of Securities has not yet been consummated, the following adjustments shall be made with respect to such Buyer’s purchase of Securities at such Closing:

(a) The number of Class A Ordinary Shares comprising each Unit to be issued to such Buyer at such Closing shall be proportionally adjusted to reflect the applicable stock split ratio.

(b) The number of Warrants comprising each Unit to be issued to such Buyer at such Closing shall be proportionally adjusted to reflect the applicable stock split ratio.

(c) The exercise price of each Warrant to be issued to such Buyer at such Closing shall be adjusted on an inversely proportional basis to reflect the applicable stock split ratio.

(d) For the avoidance of doubt, Section 3(a) of the Warrants shall not apply to any forward stock split, reverse stock split or share consolidation that occurs prior to the issuance of such Warrants at a Closing, it being understood that any such stock split shall be addressed exclusively by the adjustments set forth in this Section 1.

(e) The aggregate Subscription Amount payable by such Buyer shall remain unchanged.

(f) The number of Units to be purchased by such Buyer shall remain unchanged.

(g) The purchase price per Unit shall remain unchanged.

2. Extension of Closing Deadline. Notwithstanding Section 2(b) of the Agreement, the final Closing shall occur within sixty (60) days of the date of this Supplement.

3. No Other Amendments. Except as expressly supplemented and modified by this Supplement, all of the terms, provisions, covenants, and conditions of the Agreement shall remain in full force and effect and are hereby ratified and confirmed in all respects. In the event of any conflict or inconsistency between the terms of this Supplement and the terms of the Agreement, the terms of this Supplement shall prevail.

4. Defined Terms. All references to the “Agreement” in the Agreement and the other Transaction Documents shall, from and after the date hereof, be deemed to refer to the Agreement as supplemented by this Supplement.

5. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Supplement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under the Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS SUPPLEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

6. Counterparts. This Supplement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7. Entire Agreement, Amendments. This Supplement, together with the Agreement and the instruments referenced therein, supersedes all other prior oral or written agreements between any Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Supplement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Supplement may be waived or amended other than by an instrument in writing signed by the Company and Buyers which purchased at least 67% in interest of the Securities based on the initial Subscription Amounts under the Agreement (or, prior to the Closing, the Company and each Buyer), provided, however, that the foregoing does not limit the ability of an individual Buyer to waive compliance of a provision by the Company solely with respect to such Buyer. Notwithstanding the foregoing or anything herein to the contrary, no amendment, modification or waiver of any provision of this Supplement effected without the consent of a Buyer shall be effective against such Buyer unless such amendment, termination, or waiver applies to all Buyers in the same fashion. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer. Any amendment effected in accordance with this Section shall be binding upon each Buyer and holder of Securities and the Company.

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Supplement No. 1 to Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
TOP FINANCIAL GROUP LIMITED

By:
Name:	Ka Fai Yuen
Title:	Chief Executive Officer

IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Supplement No. 1 to Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

(Name of Buyer – Please type or print)

(Signature of Authorized Signatory of Buyer)

(Name of Authorized Signatory)

(Title of Authorized Signatory)

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